497(e)
                                                                       333-17669


The expenses for the EQ/AXA Rosenberg Value Long/Short Equity portfolio, described in your prospectus supplement dated August 25, 2006 are restated as follows: 1.40% (Management Fees), 0.25% (12b-1 Fees), 1.58% (Other Expenses), 3.23% (Total Annual Expenses Before Expense Limitation), -0.02% (Fee Waivers and/or Expense Reimbursements), 3.21% (Net Total Annual Expenses After Expense Reimbursements).